UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2021

AKERNA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1550 Larimer St. #246, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 932-6537

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by Akerna Corp., a Delaware corporation (the “Company”), for the purpose of amending Item 9.01 Financial Statements and Exhibits of that certain Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission (“SEC”) on October 4, 2021 (the “Original Form 8-K”) in connection with the completion of the acquisition of The NAV People Inc., a Delaware corporation d/b/a “365 Cannabis” (“365 Cannabis”). As indicated in the Original Form 8-K, this Amendment is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Form 8-K as permitted by the rules of the SEC.

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment supplements the Original Form 8-K filed with the SEC on October 4, 2021, regarding the purchase of 365 Cannabis. The purpose of this Amendment is to file the financial statements of 365 Cannabis and the pro forma financial information required by Item 9.01 of Form 8-K.  All other disclosure under Item 2.01 in the Original  Form 8-K remains the same and is hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

The audited consolidated financial statements of 365 Cannabis as of and for the year ended December 31, 2020, the related notes thereto and the report of the independent accounting firm, are filed herewith as Exhibit 99.1.  The consent of independent auditors is attached as Exhibit 23.1 hereto.

The unaudited condensed consolidated financial statements of 365 Cannabis as at and for the period ended September 30, 2021 and the related notes thereto are filed herewith as Exhibit 99.2

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of 365 Cannabis, which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2021 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2020 and for the nine months ended September 30, 2021 and the related notes, are incorporated herein by reference as Exhibit 99.3 hereto.

The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the acquisition of 365 Cannabis occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the acquisition.

(d) Exhibits

Exhibit	Description

10.1	Stock Purchase Agreement, dated September 13, 2021 (incorporated by reference to Exhibit 10.1 to the registrants’ Form 8-K filed on September 21, 2021 (File No. 001-39096)).
10.2	Form of Lock-up Agreement (incorporated by reference to Exhibit 10.2 to the registrant’s Form 8-K filed on October 4, 2021) (File No. 001-39096)
10.3	Registration Rights Agreement with Sellers of 365 Cannabis (incorporated by reference to Exhibit 10.3 to the registrant’s Form 8-K filed on October 4, 2021) (File No. 001-39096)
23.1	Consent of Marcum LLP, independent auditors of 365 Cannabis
99.1	Audited consolidated financial statements of 365 Cannabis as of and for the year ended December 31, 2020, the related notes thereto, and the independent auditor’s report thereon
99.2	Unaudited condensed consolidated financial statements of 365 Cannabis at of and for the period ended September 30, 2021 and the related notes thereto
99.3

The unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of 365 Cannabis, which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2021 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2020 and for the nine months ended September 30, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERNA CORP.

	By:	/s/ John Fowle
John Fowle
Chief Financial Officer
Dated: December 13, 2021